SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2003

WORLDGATE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25755	23-2866697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Tremont Avenue, Trevose, Pennsylvania 19053
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 354-5100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.                    Acquisition or Disposition of Assets

On September 30, 2003, pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) dated as of August 6, 2003 between WorldGate Communications, Inc. (the “Company”) and TVGateway, LLC, a Delaware limited liability company (“TVGateway”), the Company sold certain ITV intellectual property rights and certain software and equipment related to the ITV business (the “Asset Sale”), for $2.4 million in cash.  The funds were subsequently received on October 1, 2003.  Pursuant to the Purchase Agreement the Company retained a royalty free license to the intellectual property rights which were sold, enabling it to use the intellectual property rights to continue to conduct its business as then being conducted.  Concurrently with the execution of the Purchase Agreement, the Company and TVGateway entered into a redemption agreement pursuant to which the Company redeemed its equity interest in TVGateway for $600,000 in cash, paid concurrently with the execution of the redemption agreement.  As the intellectual property rights had previously been expensed as incurred, and the Company did not carry an equity balance for its interest in TVGateway, the aggregate effect of these transactions will be a gain of $3 million, which will be reported in other income.  Except for the receipt of additional cash  and the resultant income, neither of these transactions is anticipated to significantly affect the Company’s business as being conducted as of the date of the transactions.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement previously filed as Exhibit A to the Company’s proxy statement for its 2003 annual shareholders’ meeting.

TVGateway is a joint venture founded in 2000 by ACC Operations, Inc., Charter Communications Holdings Company, LLC, Comcast Programming Ventures, Inc., Cox Consumer Information Network, Inc. and the Company.  TVGateway’s products and services are focused upon addressing current and future generations of interactive cable television program guides.  The members of TVGateway, other than the Company, are subsidiaries of leading cable multiple system operators.

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: See Item 2

(c) Exhibits:

2.1	Asset Purchase Agreement dated as of August 6, 2003 between the Company and TVGateway, LLC (1)

99.1	Press Release dated October 1, 2003 (2)

(1) Incorporated by reference to Exhibit A to the Company’s Proxy Statement filed on August 26, 2003.

(2) Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 6, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

	By:	/s/	Randall J. Gort
			Name:	Randall J. Gort
			Title:	Secretary

Date: October 15, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement dated as of August 6, 2003 between WorldGate Communications, Inc. and TVGateway, LLC(1)

99.1	Press Release dated October 1, 2003 (2)

(1) Incorporated by reference to Exhibit A to the Company’s Proxy Statement filed on August 26, 2003.

(2) Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 6, 2003